SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2003 (July 22, 2003)

NEXTEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19656	36-3939651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, Including Area Code:     (703) 433 - 4000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On July 22, 2003, Nextel Communications, Inc. (the “Company”) entered into an Underwriting Agreement with Bear, Stearns & Co. Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, UBS Securities LLC, Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Lehman Brothers Inc., Scotia Capital (USA) Inc., SG Cowen Securities Corporation and Wachovia Capital Markets, LLC regarding the sale of $1,000,000,000 in aggregate principal amount at maturity of the Company’s 7.375% Senior Serial Redeemable Notes due 2015.

     In connection with Rule 5b-3 under the Trust Indenture Act of 1939 (the “Trust Indenture Act”), BNY Midwest Trust Company is qualified to act as Trustee under the Indenture between the Company and BNY Midwest Trust Company, a form of which was filed as Exhibit 4.13 to the Company’s Registration Statement on Form S-3, as amended (File No. 333-104076). A copy of the Form T-1 regarding such qualifications prepared by BNY Midwest Trust Company is being filed as Exhibit 25 to this report.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

25	Statement of Eligibility of the Trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

/s/ Christie A. Hill By: Christie A. Hill Senior Vice President, Governance & Corporate Responsibility & Corporate Secretary

Date: July 23, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

25	Statement of Eligibility of the Trustee